SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 11, 2007
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 18, 2007, Ashford Hospitality Trust, Inc. (the “Company”) issued and sold 8,000,000 shares of its 8.45% Series D Cumulative Preferred Stock (liquidation preference $25.00 per share, par value $0.01 per share) (“Series D Preferred Stock”) at $25.00 per share, in an underwritten public offering pursuant to an effective registration statement. The proceeds from the offering were used by the Company, along with cash on hand, to redeem all of the Company’s outstanding shares of Series C Preferred Stock.
     In connection with the sale, the Company caused Articles Supplementary classifying 8,000,000 shares of the Company’s authorized preferred stock as Series D Preferred Stock to be filed with the Maryland State Department of Assessments and Taxation on July 17, 2007. A copy of the above-referenced Articles Supplementary is filed as Exhibit 3.5 to the Company’s Registration Statement on Form 8-A, dated July 17, 2007, and is incorporated herein by reference (the “Articles Supplementary”).
     On July 18, 2007, the Company, as the general partner of Ashford Hospitality Limited Partnership (the “Partnership”), amended the agreement of limited partnership of the Partnership to designate and authorize the issuance of 8,000,000 of the Partnership’s 8.45% Series D Preferred Units, liquidation preference $25.00 per Series D Preferred Unit (the “Series D Preferred Units”). A copy of that amendment is filed with this Current Report on Form 8-K as Exhibit 10.1.5 and incorporated herein by reference. On July 18, 2007, the Company contributed the net proceeds from the offering of the Series D Preferred Stock to the Partnership in exchange for 8,000,000 Series D Preferred Units (with economic terms that mirror the terms of the Series D Preferred Stock). The offering of the Series D Preferred Units to the Company is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
     The Series D Preferred Stock will rank senior to the Company’s common stock and any other junior shares that the Company may issue in the future, and on parity with the Company’s Series A Cumulative Preferred Stock, the Series B-1 Convertible Preferred Stock, the Series C Cumulative Preferred Stock and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary.
     The Series D Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Partnership and on parity with the Partnership’s Series A Preferred Units, Series B-1 Preferred Units, Series C Preferred Units and other preferred units in the Partnership, the terms of which place them on parity with the Series D Preferred Units, as set forth in the amendment to the Partnership’s limited partnership agreement filed with this Current Report on Form 8-K as Exhibit 10.1.5.
Item 8.01. Other Events.
     Reference is hereby made to the registration statement of the Company on Form S-3 (File No. 333-142079), which became effective as of April 13, 2007 (the “Registration Statement”), pursuant to which the Company registered the sale debt and equity securities for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus dated April 13, 2007 and the related prospectus supplement, which was filed with the Commission pursuant to Rule 424(b)(5) on July 11, 2007, with respect to the Company’s Preferred Stock.
     On July 18, 2007, Hogan & Hartson LLP issued their opinion with respect to the legality of an underwritten public offering by the Company of 8,000,000 shares of the Company’s Series D Preferred Stock.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

3.1	Articles Supplementary designating the Company’s 8.45% Series D Cumulative Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (incorporated by reference to Exhibit 3.5 of the Company’s registration statement on Form 8-A filed July 17, 2007).

4.5	Form of stock certificate evidencing the 8.45% Series D Cumulative Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (incorporated by reference to Exhibit 4.2 of the Company’s registration statement on Form 8-A filed July 17, 2007).

5.5*	Opinion of Hogan & Hartson LLP, dated July 18, 2007, with respect to the legality of the preferred shares being issued.

10.1.5*	Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership

*	filed herewith

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 18, 2007

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer